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                                                                    Exhibit 3.40
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                                           PENNSYLVANIA DEPARTMENT OF STATE
                                                  CORPORATION BUREAU
            ______________________________________________________________________________________________




                                                                              Certificate of Limited Partnership
   Entity Number                                                                      (15 Pa.C.S.ss. 8511)





                                                                              Certificate of Limited Partnership
   Entity Number                                                                      (15 Pa.C.S.ss. 8511)




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                                                                               Document will be returned to
   Name                                                                        the name and address you
   -----------------------------------------------------------------           enter to the left.

   Address
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   City                  State                 Zip Code
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     Fee:  $100
                                                      Filed in the Department of State on ______________________



                                                            ___________________________________________________
                                                                       Secretary of the Commonwealth
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         In compliance with the requirements of 15 Pa.C.S. ss. 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:

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1.   The name of the limited partnership (may contain the word "company", or "limited" or "limited partnership" or any abbreviation:

______________________________________________________________________________________________________________________


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2.   The (a) address of the limited partnership's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a) Number and Street                           City           State          Zip          County

     (b)  Name of Commercial Registered Office Provider                                         County

c/o:__________________________________________________________________________________________________________________
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3.   The name and address of each general partner of the partnership is:

         Name                                                                  Address

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

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4.  Check, and if appropriate complete, one of the following:


___ The formation of the limited partnership shall be effective upon filing this Certificate of Limited Partnership in the Department of State.


___ The formation of the limited partnership shall be effective on:_______ at _________.
                                                                    Date        Hour
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5.   The specified effective date, if any is:

     _________________________________________________________________________.
     month                day                year                hour, if any

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                                                             IN TESTIMONY WHEREOF, the undersigned general
                                                             partner(s) of the limited partnership has (have)
                                                             executed this Certificate of Limited Partnership this

                                                             ____________ day of _________________, _________________



                                                             ________________________________________________________
                                                                                    Signature


                                                             ________________________________________________________
                                                                                    Signature


                                                             ________________________________________________________
                                                                                    Signature


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